Exhibit 4.1

Incorporated under the laws of the State of Nevada
NUMBER	SHARES

Revolutionary Concepts, Inc.

Shares Authorized 75,000,000 Par Value: $0.001

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR TRANSFER UNLESS AN APPROPRIATE REGISTRATION STATEMENT IS THEN IN EFFECT, OR SUCH REGISTRATION UNDER THE APPLICABLE SECURITIES LAWS

This Certifies That _________ ________________________________________________ is herby issued __________________________________________________ fully paid and non-assessable Shares of the stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized Officers and its Corporate Seal to be hereunto affixed this ____15_____ day of ____June_____A. D., 2007___

SECRETARY	PRESIDENT

SIGNATURE GUARANTEE MEDALLION STAMP REQUIRED FOR TRANSFER

The signature must be guaranteed by a firm which is a member of a registered national stock exchange, or bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM –	as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT -	as tenants by the entireties		(Cust) (Minor)
JT TEN -	as joint tenants with right of		under Uniform Gifts to Minors
	Survivorship and not as tenants		Act
	In common		(State)

Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to

Name	Social Security/Tax ID Number

________________ shares of the Common stock of
Number of Shares

Stock Name	Certificate Number(s)

inclusive, standing in the name of the undersigned on the books of said company. The undersigned does (do) hereby irrevocably constitute and appoint
____________________________________________________ to transfer the said stock on the books of said company, with full power of substitution in the premises.

IMPORTANT – READ CAREFULLY
The signature(s) to this Stock Power must correspond with the name(s) as written upon the face of the certificate(s) in every particular without alteration or enlargement or change whatsoever.

Signed,________________________________________ ______/______/__________
Signature of Person(s) Executing this Stock Power                    Date